UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2023

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On July 6, 2023, Beacon Roofing Supply, Inc. (the “Company”) reached agreement with Clayton, Dubilier & Rice, LLC (“CD&R”) to repurchase (the “Repurchase”) all 400,000 issued and outstanding shares of the Company’s Series A Cumulative Convertible Participating Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), held by CD&R’s affiliate, CD&R Boulder Holdings, L.P. (“CD&R Holdings”, and the shares of Series A Preferred Stock held by CD&R Holdings, the “Shares”), pursuant to a letter agreement (the “Repurchase Letter Agreement”). The Repurchase will occur on a date to be determined by Beacon and specified to CD&R at least two business days in advance, but in no event later than August 11, 2023 (such date, the “Repurchase Date”).

On the Repurchase Date, the Company will Repurchase the Shares in cash for an aggregate amount equal to $804.5 million, plus the aggregate amount of accrued but unpaid dividends as of the Repurchase Date (the “Repurchase Price”). In connection with the Repurchase, CD&R Holdings has agreed not to convert any of its Shares into shares of Beacon common stock or to sell, transfer, assign, or otherwise dispose of the Shares prior to the Repurchase Date. CD&R Holdings also agreed that for as long as Mr. Philip Knisely or Mr. Nathan Sleeper remains a member of the Company’s board of directors (the “Board”) and for a period of six (6) months thereafter, the customary voting, standstill, and transfer restrictions set forth in Sections 4.13 and 4.14 of the Investment Agreement, dated as of August 24, 2017, by and among Beacon Roofing Supply, Inc., CD&R Holdings and Clayton, Dubilier & Rice Fund IX, L.P. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2017) will continue to apply to CD&R Holdings and Clayton, Dubilier & Rice Fund IX, L.P. in accordance with their terms.

The aggregate Repurchase Price is expected to be financed by a mix of new and existing debt funding and cash on hand.

Upon delivery of the aggregate Repurchase Price for the Shares, on and after the Repurchase Date, all dividends and distributions will cease to accrue on the Shares, the repurchased Shares shall no longer be deemed outstanding, and all rights of CD&R Holdings with respect to the repurchased Shares will terminate.

The foregoing description does not purport to be complete and is qualified in all respects by reference to the full text of the Repurchase Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition
On July 7, 2023, the Company issued a press release that included the announcement of certain estimated preliminary financial results for the Company’s second quarter ended June 30, 2023 and updated its full year 2023 outlook. A copy of the press release is attached hereto as Exhibit 99.1. As discussed in additional detail in the press release, the estimated preliminary financial results are subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of the Company’s consolidated financial statements. As a result, such preliminary estimates may differ from the actual results that will be reflected in the Company’s consolidated financial statements for the quarter when they are completed and publicly disclosed. The Company anticipates announcing final earnings results for the quarter ended June 30, 2023 after market close on Thursday, August 3, 2023.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
(b) Departure of Director
Mr. Nathan Sleeper, CD&R’s Chief Executive Officer and one of its designated representatives to the Board, informed the Board that consistent with the requirements of Section 4.10 of the Investment Agreement, he intends to offer his resignation from the Board upon completion of the Repurchase as described in Item 1.01 of this Current Report. The Board has determined that it will accept Mr. Sleeper’s offer of resignation if it is submitted.

Mr. Philip Knisely, an Operating Partner of CD&R and CD&R’s second designated Board representative, has also advised the Board that consistent with the requirements of Section 4.10 of the Investment Agreement, he intends to offer his resignation from the Board upon completion of the Repurchase as described in Item 1.01 of this Current Report. The Board has determined that it will not accept Mr. Knisely’s offer of resignation if it is submitted, and Mr. Knisely will be asked to continue serving as a member of the Board. Mr. Knisely and the Board have agreed, however, that upon completion of the Repurchase, Mr. Knisely will step down as non-executive Chairman of the Board, and the Board has determined that Mr. Stuart Randle, currently the Company’s lead independent director, will be named as its non-executive Chairman of the Board at that time.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS
This Current Report contains information about management’s view of the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this report represent the Company's views as of the date of this report and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this report.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Index
Exhibit Number	Description
10.1	Repurchase letter agreement, dated July 6, 2023, between Beacon Roofing Supply, Inc. and CD&R Boulder Holdings, L.P.
99.1	Beacon Roofing Supply, Inc. press release dated July 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: July 7, 2023	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer